SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 21, 2001



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits
                 --------

Exhibit          Description
-------          -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on June 21, 2001.



ITEM 9.  REGULATION FD DISCLOSURE

During the month of June 2001 Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                       2



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 21, 2001


                                      MAVERICK TUBE CORPORATION


                                      By: /s/ Pamela G. Boone
                                          --------------------------------------
                                          Pamela G. Boone
                                          Controller and Assistant Secretary


                                       3



                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on June 21, 2001.



--------------------------------------------------------------------------------


                                     [LOGO]

                           MAVERICK TUBE CORPORATION




                                                        SPROTT SECURITIES INC.

                                                        June 2001

--------------------------------------------------------------------------------

Company History

     o    1977 Maverick Founded

     o    1987 Management LBO

     o 1989 Plant in Conroe Texas acquired, expanding Maverick's energy product line up to 8 5/8"

     o 1991 Went public in March at $6.75 per share, raising $19 million to pay down debt associated with Conroe purchase

     o 1993 Relocated small diameter plant from Missouri to Arkansas, located next to Nucor

     o 1994 Commissioned Maverick's HSS facility in Arkansas, moving Maverick into the growing structural tube market

     o 1999 Acquired equipment and began construction on Maverick's 16 inch mill expanding Maverick's market access by 37%

     o 2000 Maverick combined with Prudential Steel in Calgary forming the largest producer of tubulars for the North American Energy market

                                                                              2
--------------------------------------------------------------------------------

Maverick Overview

     o    Gregg Eisenberg - President & CEO,  Chairman of the  Board....came  to
          Maverick in 1983

     o    Sudhakar  Kanthameni  -  V.P.  Manufacturing  &  Technology....   with
          Maverick since 1987

     o    Scott Evans - V.P. Commercial Operations .... joined Maverick in 1988

     o    Rick Preckel - V.P. Canadian Operations .... with Maverick since 1987

     o    Pamela Boone - V.P. Finance & CFO .... joined Maverick in 1994

                                                                              3
--------------------------------------------------------------------------------

Maverick Today

     o    1.5 million tons of tubular products capacity

     o    Largest North American welded OCTG producer

     o    Largest Buyer of Hot Rolled Steel in North America

     o    Diverse operations with 10 mills and 4 locations

     o    Highly efficient and low cost operations

     o    Financially strong, positions for growth

                                                                              4
--------------------------------------------------------------------------------

Combined Company's Expanded
Prime Distribution Capabilities

     [Picture   Graphic  Omitted  -  Picture  of  United  States  with  combined distribution capabilities from Calgary, Canada; Longview, WA; Hickman, AR; Conroe, TX]

     [Pie graph omitted - demonstrates 2000 Revenues as 17% industrial products and 83% energy products]

                                                                              5
--------------------------------------------------------------------------------

Achieved Merger Benefits

     o Combined company becomes one of the largest purchasers of hot rolled steel in North America

     o Opportunities to expand energy and industrial market share in U.S. and Canada $10/ton in improved spread = $.18/share EPS

     o Have reduced Canadian Steel Cost by $60/Ton which reduces several Steel Cost by $20/Ton

                                                                              6
--------------------------------------------------------------------------------

Historical Sales Volume

        [Graph Omitted - Tabular representation for EDGAR filing below]

                     Short Tons (000)

         1Q97              196
         2Q97              192
         3Q97              213
         4Q97              226

         1Q98              169
         2Q98              124
         3Q98              123
         4Q98              118

         1Q99              109
         2Q99              116
         3Q99              164
         4Q99              226

         1Q00              218
         2Q00              202
         3Q00              212
         4Q00              247

         1Q01              283

                                                                              7
--------------------------------------------------------------------------------

Strong Combined Balance Sheet


                                   (In millions of US$, except for percentages)

                                                March 31, 2001
                                                    Actual
                                                --------------
                                                Consolidated


Working Capital                                     129.1

Total Assets                                        372.2

Total Debt (Net of Cash)                             77.4

Shareholders' Equity                                212.2

Total Debt/Book Capitalization                       26.9%
                                                                              8
--------------------------------------------------------------------------------

Broader Product Lines

    Energy Products

    - New and reworked wells, transportation of oil and gas, and other products

         -    Casing                 1 1/2" thru 16"

         -    Tubing                 Carbon and alloy grades

         -    Line Pipe              Complete end finishing

         -    Couplings              HIC resistant products for sour gas service

         -    Premium connections    80 ft Line Pipe


     [Pie graph omitted - demonstrates 2001 forecasted volumes as 9% Carbon Tubing, 53% Carbon Casing, 19% Line Pipe, 17% Alloy Casing and 2% Alloy Tubing]


     Industrial Products

     -   Construction, agricultural and industrial equipment, and other products

         -    HSS                    1 1/2" - 12"

         -    Standard Pipe          Rounds, squares, rectangles

         -    Piling                 Custom products

         -    Cold drawn tubing      High tolerance products


     [Pie graph omitted - demonstrates 2001 forecasted volumes as 82% HSS, 11% Standard Pipe and 7% Piling]

                                                                              9
--------------------------------------------------------------------------------

New 16" Mill Expands Market Opportunities

US Market Expands by 37%

     [Graph Omitted - Tabular representation for EDGAR filing below]

                                Increase in Market Accessibility

                          Current Products                   Large OD Products

        OCTG                       69%                                21%
        Line Pipe                  29%                                24%
        HSS                        85%                                12%
        Standard Pipe              25%                                17%
        Total                      46%                                17%


Capacity spread over 5 product areas throughout North America

     [Pie graph omitted - demonstrates capacity as 45% OCTG, 35% Line Pipe, 10% HSS and 10% Piling and other]


Market share gained by

        Already complete size range

        Already do business with target customers


New Mill  output  should rise to generate a revenue  rate of  approximately  $80
million   by   late   2001   with   further   growth   expected   in   2002

                                                                             10
--------------------------------------------------------------------------------


         [LOGO]
MAVERICK TUBE CORPORATION


                                Business Overview

--------------------------------------------------------------------------------

Rig Count - U.S. & Canada

                                                         Source:  Baker Hughes

[Graph Omitted - Tabular representation for EDGAR filing below]


                              U.S. Rigs            Canadian Rigs
                              ---------            -------------

1Q97                              856                   395
2Q97                              936                   258
3Q97                              992                   400
4Q97                              997                   443

1Q98                              965                   469
2Q98                              862                   177
3Q98                              794                   205
4Q98                              688                   202

1Q99                              550                   283
2Q99                              524                   102
3Q99                              649                   257
4Q99                              775                   336

1Q00                              771                   469
2Q00                              845                   216
3Q00                              981                   313
4Q00                            1,076                   380

1Q01                            1,142                   507

                                                                             12
--------------------------------------------------------------------------------

Oil Prices & Oil Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]


                         Running Rigs         Oil Prices $/BBL
                        --------------       -------------------

Jan 97                      342                  $25.23
Feb 97                      356                  $22.61
Mar 97                      377                  $22.54
Apr 97                      372                  $19.60
May 97                      381                  $20.87
Jun 97                      396                  $19.30
Jul 97                      387                  $19.46
Aug 97                      409                  $19.97
Sep 97                      392                  $19.77
Oct 97                      390                  $21.56
Nov 97                      354                  $20.57
Dec 97                      362                  $18.54

Jan 98                      383                  $16.58
Feb 98                      380                  $16.54
Mar 98                      327                  $15.11
Apr 98                      287                  $15.47
May 98                      273                  $15.09
Jun 98                      267                  $13.76
Jul 98                      264                  $14.04
Aug 98                      226                  $13.65
Sep 98                      215                  $14.69
Oct 98                      214                  $14.55
Nov 98                      190                  $13.51
Dec 98                      159                  $11.32

Jan 99                      127                  $12.53
Feb 99                      117                  $11.94
Mar 99                      114                  $14.80
Apr 99                      126                  $17.27
May 99                      136                  $18.04
Jun 99                      122                  $17.73
Jul 99                      107                  $20.18
Aug 99                      113                  $21.20
Sep 99                      133                  $23.39
Oct 99                      139                  $22.86
Nov 99                      145                  $24.07
Dec 99                      161                  $25.96

Jan 00                      143                  $27.31
Feb 00                      154                  $29.51
Mar 00                      171                  $29.81
Apr 00                      196                  $25.91
May 00                      198                  $29.20
Jun 00                      202                  $32.01
Jul 00                      208                  $29.25
Aug 00                      205                  $29.32
Sep 00                      199                  $33.30
Oct 00                      216                  $33.09
Nov 00                      239                  $34.59
Dec 00                      239                  $28.63

Jan 01                      238                  $29.99
Feb 01                      238                  $30.04
Mar 01                      250                  $27.16
Apr 01                      247                  $27.73


                                                                             13
--------------------------------------------------------------------------------

Gas Prices & Gas Drilling - U.S.

[Graph Omitted - Tabular representation for EDGAR filing below]


                            Gas Rigs                  Gas Prices
                         (Running Rigs)                 ($/MCF)
                         --------------               ----------

Jan 97                      478                          $3.56
Feb 97                      492                          $2.44
Mar 97                      518                          $1.77
Apr 97                      523                          $1.88
May 97                      550                          $2.09
Jun 97                      577                          $2.13
Jul 97                      584                          $2.09
Aug 97                      581                          $2.29
Sep 97                      614                          $2.72
Oct 97                      602                          $2.94
Nov 97                      625                          $3.17
Dec 97                      645                          $2.29

Jan 98                      603                          $2.08
Feb 98                      589                          $2.08
Mar 98                      601                          $2.17
Apr 98                      593                          $2.37
May 98                      574                          $2.13
Jun 98                      585                          $2.05
Jul 98                      549                          $2.19
Aug 98                      565                          $1.84
Sep 98                      559                          $1.83
Oct 98                      519                          $1.91
Nov 98                      499                          $2.01
Dec 98                      493                          $1.69

Jan 99                      465                          $1.80
Feb 99                      425                          $1.71
Mar 99                      412                          $1.69
Apr 99                      369                          $1.99
May 99                      380                          $2.21
Jun 99                      440                          $2.22
Jul 99                      481                          $2.18
Aug 99                      531                          $2.70
Sep 99                      577                          $2.58
Oct 99                      603                          $2.61
Nov 99                      635                          $2.48
Dec 99                      636                          $2.28

Jan 00                      632                          $2.33
Feb 00                      615                          $2.58
Mar 00                      598                          $2.70
Apr 00                      609                          $2.96
May 00                      649                          $3.36
Jun 00                      679                          $4.28
Jul 00                      733                          $4.09
Aug 00                      787                          $4.25
Sep 00                      808                          $4.96
Oct 00                      843                          $5.08
Nov 00                      829                          $5.36
Dec 00                      859                          $8.19

Jan 01                      883                          $8.98
Feb 01                      901                          $5.80
Mar 01                      913                          $5.16
Apr 01                      957                          $5.20


                                                                             14
--------------------------------------------------------------------------------

Drilling Permits & Running Rigs - U.S.

[Graph Omitted - Tabular representation for EDGAR filing below]

                        2MMA Permits                Rigs Running
                    -----------------            -----------------

Jan 97                      3,280                        822
Feb 97                      3,185                        849
Mar 97                      3,360                        897
Apr 97                      3,324                        897
May 97                      3,201                        935
Jun 97                      3,267                        976
Jul 97                      3,608                        974
Aug 97                      3,748                        993
Sep 97                      3,557                      1,009
Oct 97                      3,495                        996
Nov 97                      3,498                        983
Dec 97                      3,614                      1,011

Jan 98                      3,209                        991
Feb 98                      3,018                        974
Mar 98                      3,194                        932
Apr 98                      2,933                        884
May 98                      3,129                        850
Jun 98                      3,469                        854
Jul 98                      3,600                        816
Aug 98                      3,515                        792
Sep 98                      3,283                        774
Oct 98                      3,276                        729
Nov 98                      3,268                        688
Dec 98                      3,083                        647

Jan 99                      2,811                        587
Feb 99                      2,474                        542
Mar 99                      2,291                        521
Apr 99                      2,295                        495
May 99                      2,267                        516
Jun 99                      2,151                        562
Jul 99                      2,015                        590
Aug 99                      2,450                        645
Sep 99                      2,658                        711
Oct 99                      2,985                        743
Nov 99                      3,600                        782
Dec 99                      3,264                        798

Jan 00                      2,690                        775
Feb 00                      3,032                        768
Mar 00                      3,461                        769
Apr 00                      3,452                        805
May 00                      3,464                        848
Jun 00                      3,117                        881
Jul 00                      3,003                        942
Aug 00                      3,234                        993
Sep 00                      3,310                      1,009
Oct 00                      3,925                      1,059
Nov 00                      3,884                      1,070
Dec 00                      3,442                      1,099

Jan 01                      3,558                      1,122
Feb 01                      3,309                      1,139
Mar 01                      3,309                      1,166
Apr 01                      3,815                      1,206

                                                                             15
--------------------------------------------------------------------------------

Rig Count & Wellhead Revenue - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]


                          2MTA Wellhead               Deseasonalized
                             Revenue                     Rig Count
                      (Billions of Dollars)
                      ---------------------       ---------------------

Jan 97                      $8.5                           865
Feb 97                      $8.5                           839
Mar 97                      $8.4                           857
Apr 97                      $8.2                           843
May 97                      $8.2                           894
Jun 97                      $8.2                           947
Jul 97                      $8.2                           960
Aug 97                      $8.2                           994
Sep 97                      $8.2                         1,025
Oct 97                      $8.3                         1,027
Nov 97                      $8.3                         1,028
Dec 97                      $8.0                         1,063

Jan 98                      $7.6                         1,042
Feb 98                      $7.5                           962
Mar 98                      $7.5                           891
Apr 98                      $7.5                           831
May 98                      $7.4                           812
Jun 98                      $7.3                           829
Jul 98                      $7.2                           804
Aug 98                      $7.0                           793
Sep 98                      $6.8                           786
Oct 98                      $6.5                           751
Nov 98                      $6.2                           720
Dec 98                      $6.0                           680

Jan 99                      $5.8                           617
Feb 99                      $5.7                           535
Mar 99                      $5.6                           498
Apr 99                      $5.6                           465
May 99                      $5.6                           493
Jun 99                      $5.6                           546
Jul 99                      $5.7                           582
Aug 99                      $5.9                           646
Sep 99                      $6.2                           722
Oct 99                      $6.4                           766
Nov 99                      $6.6                           818
Dec 99                      $6.9                           839

Jan 00                      $7.2                           815
Feb 00                      $7.5                           759
Mar 00                      $7.9                           735
Apr 00                      $8.1                           757
May 00                      $8.4                           811
Jun 00                      $8.9                           855
Jul 00                      $9.3                           928
Aug 00                      $9.6                           994
Sep 00                     $10.1                         1,025
Oct 00                     $10.6                         1,092
Nov 00                     $11.1                         1,119
Dec 00                     $12.1                         1,155

Jan 01                     $13.1                         1,180
Feb 01                     $13.5                         1,125
Mar 01                     $13.8                         1,115

                                                                             16
--------------------------------------------------------------------------------

 OCTG Imports & Share of Consumption - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]


                                    Import                   Share
                                  Tons (000)             of Consumption
                                  ----------             --------------

1Q97                               97,275                     18.35%
2Q97                               94,142                     16.62%
3Q97                              110,342                     15.15%
4Q97                              107,251                     19.22%

1Q98                              115,194                     20.47%
2Q98                               93,041                     22.95%
3Q98                               86,952                     17.49%
4Q98                               47,969                     13.32%

1Q99                               26,354                      9.28%
2Q99                               25.736                      8.60%
3Q99                               34,956                      9.29%
4Q99                               83,124                     17.03%

1Q00                              136,086                     28.03%
2Q00                              178,260                     30.71%
3Q00                              197,934                     30.56%
4Q00                              207,970                     34.83%

1Q01                              194,425                     24.66%

                                                                             17
--------------------------------------------------------------------------------

OCTG Industry Inventory & Months Supply - U.S.

[Graph Omitted - Tabular representation for EDGAR filing below]


                    Industry                Months
                    Inventory               Supply
                    ---------              ---------

1Q97                 854,034                   4.8
2Q97               1,027,034                   5.4
3Q97               1,062,034                   4.4
4Q97               1,131,034                   6.1

1Q98               1,196,034                   6.4
2Q98               1,279,377                   9.5
3Q98               1,128,377                   6.8
4Q98                 975,377                   8.1

1Q99                 909,377                   9.6
2Q99                 830,000                   8.3
3Q99                 758,000                   6.0
4Q99                 773,000                   4.8

1Q00                 874,000                   5.4
2Q00                 994,000                   5.1
3Q00               1,075,000                   5.0
4Q00               1,208,602                   6.1

1Q01              1,2017,715                   4.6

                                                                             18
--------------------------------------------------------------------------------

Shipments By Product Line - U.S.

[Pie Chart Omitted - Tabular representation for EDGAR filing below]

2000 Actual

                  OCTG                               66%
                  Line Pipe                           3%
                  Standard Pipe                       2%
                  Structural Tubes                   27%
                  Piling                              2%

                                                                             19
-------------------------------------------------------------------------------

Shipments By Product Line - Canada

[Pie Chart Omitted - Tabular representation for EDGAR filing below]

2000 Actual

                  OCTG                               57%
                  Line Pipe                          31%
                  Standard Pipe                       1%
                  Structural Tubes                   11%


                                                                             20
--------------------------------------------------------------------------------

U.S. Domestic Shipments & Maverick's Selling Prices

[Graph Omitted - Tabular representation for EDGAR filing below]

                           U.S. Domestic                        Maverick's
                             Shipments                        Selling Prices
                           -------------                      --------------

1Q96                            436                                $663
2Q96                            447                                $649
3Q96                            492                                $652
4Q96                            386                                $656

Q197                            449                                $668
2Q97                            590                                $681
3Q97                            597                                $698
4Q97                            464                                $717

1Q98                            485                                $736
2Q98                            368                                $724
3Q98                            231                                $669
4Q98                            131                                $630

1Q99                            148                                $577
2Q99                            151                                $542
3Q99                            226                                $536
4Q99                            376                                $559

1Q00                            402                                $618
2Q00                            472                                $637
3Q00                            478                                $669
4Q00                            500                                $680

1Q01                            574                                $684



                                                                             21
--------------------------------------------------------------------------------

Maverick Steel Purchase Costs

[Graph Omitted - Tabular representation for EDGAR filing below]


                          U.S. Domestic                Steel Cost
                           Shipments                    of Sales
                             $/Ton                       $/Ton
                         --------------                ----------

F1Q97                         $341                        $336
F2Q97                          351                        $336
F3Q97                          349                        $323
F4Q97                          324                        $324

F1Q98                          316                        $318
F2Q98                          320                        $311
F3Q98                          301                        $308
F4Q98                          248                        $295

F1Q99                          254                        $272
F2Q99                          262                        $258
F3Q99                          280                        $257
F4Q99                          308                        $294

F1Q00                          312                        $297
F2Q00                          309                        $299
F3Q00                          285                        $299
F4Q00                          235                        $296

F1Q01                          222                        $273

                                                                             22
--------------------------------------------------------------------------------

 Strategy for Sustained Growth

     o The Maverick/Prudential combination creates a stronger company with minimal redundancy

     o Strong commodity prices and drilling activity expected to provide near-term earnings growth

     o Larger market capitalization and broader shareholder base improves liquidity and capital access

     o    Combined   company  is  well   positioned   to  pursue  future  growth
          opportunities

     o    New Large Mill increases the Company's earnings power

                                                                             23
--------------------------------------------------------------------------------



                                     [LOGO]

                           MAVERICK TUBE CORPORATION